EXHIBIT 10(a)

Consent of Independent Registered Public Accounting Firm

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in the Statement of Additional Information and to the use of our reports: (1) dated April 19, 2013, with respect to the statutory-basis financial statements and schedules of Monumental Life Insurance Company, and (2) dated April 22, 2013, with respect to the financial statements of the subaccounts of the Separate Account VA CC, included in Post-Effective Amendment No. 9 to the Registration Statement (Form N-4, No. 333-146323) under the Securities Act of 1933 and related Prospectus of Advisor’s Edge Variable Annuity.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 22, 2013

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in the Statement of Additional Information and to the use of our reports: (1) dated April 19, 2013, with respect to the statutory-basis financial statements and schedules of Monumental Life Insurance Company, and (2) dated April 22, 2013, with respect to the financial statements of the subaccounts of the Separate Account VA CC, included in Post-Effective Amendment No. 9 to the Registration Statement (Form N-4, No. 333-146323) under the Securities Act of 1933 and related Prospectus of Advisor’s Edge Select Variable Annuity.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 22, 2013